EXHIBIT (10a)



                             DIXIE YARNS, INC.
                           INCENTIVE STOCK PLAN
     1. PURPOSE. The purpose of the Dixie Yarns, Inc. Incentive Stock Plan (the "Plan") is to advance the interests of Dixie Yarns, Inc. and its shareholders by providing incentives to directors of the Company and to certain selected key employees performing services for the Company and its Affiliates (as hereinafter defined) who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its Affiliates (collectively, "Participants").

     2. ADMINISTRATION. The Plan shall be administered solely by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company as such Committee is from time to time constituted, or by any successor committee that the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (including for purposes of the Plan any successor provision to such Section) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. Whenever the context in the Plan so permits, any reference to the "Committee" shall include, if applicable, any successor or delegate of the Committee as permitted herein. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. In particular, no member of the Committee shall have any present or prior relationship with the Company or any of its Affiliates that would prevent such member from qualifying as a "non-employee director" under Rule 16b-3; provided that, if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with its conditions for exemption from Section 16 of the Exchange Act, one or more members of the Committee may cease to be "non-employee directors." Unless the Board should determine for any period that it is not important to the Company for stock options granted under the Plan to be excludable from the $1,000,000 deduction limit of Internal Revenue Code Section 162(m) as "performance-based compensation," the membership of the Committee shall at all times be constituted so that each member of the Committee also qualifies as an "outside director" for purposes of Section 162(m).

        The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the Participants to be granted awards under the Plan ("Awards"), to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the terms of the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan Participants. No member of the Board or of the Committee, and no officer of the Company, shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. PARTICIPATION.

        (a) NON-DIRECTOR PARTICIPANTS. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the key employees of the Company who may be granted Awards as Participants under the Plan. Eligible individuals shall be selected individually or by groups or categories as determined by the Committee.

        (b) DIRECTOR PARTICIPANTS. Consistent with the purposes of the Plan, all non-employee directors of the Company shall be eligible to receive Awards in accordance with PARAGRAPH 5(A). Directors who are not employees of the Company shall not be eligible for Awards under the Plan except as provided in PARAGRAPH 5(A).

        (c) AFFILIATES. The term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee. If an Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees (except that, where the Company owns, directly or indirectly, 100% of the equity of any such Affiliate, approval of the Affiliate's participation by the Company's Board shall be sufficient, and no separate approval by the Affiliate's Board of Directors shall be required).

        An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan by an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except as may be approved by the Committee.

     4. AWARDS UNDER THE PLAN.

        (a) TYPES OF AWARDS. Awards under the Plan may include one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights," (iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan. Stock Options, which include "Nonqualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase Common Stock and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in PARAGRAPH 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in PARAGRAPH 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to PARAGRAPH 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in PARAGRAPH 8, pursuant to which Participants may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

        (b) MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee may determine) an aggregate of not more than 1,770,000 Common Shares, subject to adjustment as provided in PARAGRAPH 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

        (c) ANNUAL LIMITATION ON AWARDS. The Committee shall not grant Awards covering more than a maximum of 100,000 shares in the aggregate (subject to adjustment as provided in PARAGRAPH 15) to any single
Participant during any one calendar-year period.

        (d) RIGHTS WITH RESPECT TO COMMON SHARES AND OTHERS SECURITIES.

            (i) Unless otherwise determined by the Committee, a Participant to whom an Award of Restricted Stock has been made (or his successor) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a Participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

            (ii) Unless otherwise determined by the Committee, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (or his successor) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to any other securities, if any, issuable pursuant to any such Award until the date of the issuance to him of a stock certificate or other instrument of ownership representing such Common Shares. Except as provided in PARAGRAPH 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership is issued.

     5. STOCK OPTIONS. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee shall establish:

        (a) OPTION GRANTS TO OUTSIDE DIRECTORS. Each member of the Board of Directors on November 14, 1996 who is not an employee of the Company, and each person who becomes a non-employee director of the Company following such date, shall be eligible, subject to approval by the full Board of Directors, to be granted Nonqualified Stock Options to purchase a number of Common Shares to be determined by the Board of Directors at the time of such grant, with an exercise price per share equal to the fair market value (as defined in PARAGRAPH 17) of such shares on the date of grant and with such other terms, consistent with this Plan, as may be established by the Board of Directors at the time of grant.

        (b) OPTION PRICE. In the case of Options granted to employees selected by the Committee, the option price may be less than, equal to, or greater than, the fair market value (as defined in PARAGRAPH 17) of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee. The option price may either be fixed when the option is granted or may be determined in accordance with a formula prescribed by the Committee for such purpose, PROVIDED, HOWEVER, that in no event will the option price be less than (i) in the case of an Incentive Stock Option, 100% of the fair market value of the Common Shares subject to such Option at the time such Option is granted, or (ii) in the case of a Nonqualified Stock Option, 85% of the fair market value of the Common Shares subject to such Option at the time such Option is granted. Additionally, in the case of an Incentive Stock Option granted to an employee Participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall in no event be less than 110% of such fair market value at the time the Option is granted. In no event will the option price for any Option be less than the par value of the Common Shares subject to such Option.

        (c) NUMBER OF SHARES SUBJECT TO OPTION. The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

        (d) TIMING OF EXERCISE. Unless the Committee determines otherwise, the Options shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability (as defined in PARAGRAPH 12) or his death. Subject to the restrictions of the preceding sentence (and, in the case of Incentive Stock Options, subject to PARAGRAPH 5(F)), such Options may become exercisable in accordance with any vesting schedule prescribed by the Committee.

        (e) CONDITIONS TO EXERCISE. The Option shall not be exercisable:

            (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted;

            (ii) unless payment in full is made for the shares being acquired thereunder (as well as for any amounts required to be withheld in accordance with PARAGRAPH 17(F)) at the time of exercise. Such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion;

            (iii) in the case of Options granted to Participants who are employees selected by the Committee, unless the Participant exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on a date not more than ninety (90) days prior to such exercise, employed by or otherwise performing services for the Company (or a parent or subsidiary corporation of the Company), or a corporation, or subsidiary of a corporation, issuing or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is applicable, subject to the following exceptions:

                  (A) in the case of any Nonqualified Stock Option (or any Incentive Stock Option that is converted into a Nonqualified Stock Option by reason of its extension pursuant to this subparagraph), if such Participant shall cease to be employed by or otherwise performing services for the Company solely by reason of a period of Related Employment as defined in PARAGRAPH 14, he may, during such period of Related Employment, exercise the Nonqualified Stock Option as if he continued such employment or performance of service; or

                  (B) if such Participant shall cease such employment or performance of services by reason of his disability as defined in PARAGRAPH 12 or early, normal or late retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee for this purpose) while holding an Option which has not expired and has not been fully exercised, such Participant, at any time within one
(1) year (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option; provided, however, that any such extension of the period within which an Incentive Stock Option may be exercised beyond three months following cessation of employment (twelve months in the case of Participant's permanent disability) will result in the Option ceasing to qualify as an Incentive Stock Option; or

                  (C) if any person to whom an Option has been granted dies holding an Option which has not expired and has not been fully exercised, his successor may, at any time within one (1) year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option.

            (iv) in the case of Options granted to Participants who are non-employee directors of the Company, unless such Participant either:
(A) is actively serving as a member of the Board of Directors of the Company or (B) ceased to serve as a member of the Board of Directors on a date not more than one (1) year prior to such exercise, in which case such Participant (or his successor, in the event of the Participant's death or legal incapacity) may exercise the Option during such period (or such other period determined by the Committee, but in no event after the Option has expired) with respect to any shares as to which the Participant could have exercised the Option on the date when he ceased to serve as a Director of the Company, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option.

        (f) INCENTIVE STOCK OPTION LIMITS. In the case of an Incentive Stock Option, the aggregate fair market value (as defined in PARAGRAPH 17) of Common Shares, determined at the time of grant of the Option, with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company and any parent or subsidiary corporation of the Company) shall not exceed $100,000.

        (g) INTENT. It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (including any successor provisions thereto), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

     6. APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the cash, Common Shares or Other Company Securities issuable upon exercise thereof, as the Committee shall establish:

        (a) COMMITTEE DISCRETION. The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

        (b) TIMING OF EXERCISE. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in PARAGRAPH 12 or his death. Subject to the restrictions of the preceding sentence (and, in the case of Stock Appreciation Rights granted in conjunction with Incentive Stock Options, subject to PARAGRAPH 5(F) hereof), such Stock Appreciation Rights may become exercisable in accordance with any vesting schedule prescribed by the Committee.

        (c) CONDITIONS TO EXERCISE. The Award of Stock Appreciation Rights shall not be exercisable:

            (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

            (ii) unless any Option or other Award to which the Award of Stock Appreciation Rights may be attached is at the time exercisable; and

            (iii) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant of the Option and ending on a date not more than ninety (90) days prior to such exercise, employed by or otherwise performing services for the Company (or a parent or subsidiary corporation of the Company), or a corporation, or subsidiary of a corporation, issuing or assuming the Award of Stock Appreciation Rights in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is applicable, subject to the following exceptions:

                  (A) in the case of any Award of Stock Appreciation Rights, if such person shall cease to be employed by or otherwise performing services for the Company solely by reason of a period of Related Employment as defined in PARAGRAPH 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services (provided, however, that if such Stock Appreciation Rights are attached to an Incentive Stock Option, application of this subparagraph will result in such Option ceasing to qualify as an Incentive Stock Option if the period of Related Employment lasts for more than ninety (90) days); or

                  (B) if such Participant shall cease such employment or performance of services by reason of his disability as defined in PARAGRAPH 12 or early, normal or late retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant, at any time within one (1) year (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Award; provided, however, that, in the case of any Award of Stock Appreciation Rights attached to an Incentive Stock Option, any such extension of the period within which the Award may be exercised beyond ninety (90) days following cessation of employment (twelve months in the case of Participant's permanent disability) will result in the attached Option ceasing to qualify as an Incentive Stock Option; or

                  (C) if any person to whom an Award of Stock Appreciation Rights has been granted dies holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his successor may, at any time within one (1) year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award with respect to any shares as to which the decedent could have exercised the Award at the time of his death, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Award.

        (d) PAYMENT OF THE AWARD. An Award of Stock Appreciation Rights shall entitle the Participant (or his successor) to exercise such Award or, if applicable, to surrender to the Company unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award), and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award of the Option (or other Award), or portion thereof. which is so exercised or surrendered, as the case may be. The Committee may elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee determines otherwise.

        (e) DEEMED EXERCISE. A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in PARAGRAPH 6(D) hereof.

        (f) NO FRACTIONAL SHARES. No fractional shares may be delivered under this PARAGRAPH 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee.

     7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee shall establish:

        (a) CONSIDERATION. The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

        (b) RESTRICTED PERIOD AND COMPANY REPURCHASE OPTION. Common Shares issued to a Participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Committee shall have fixed when the Award was made or as amended thereafter, which option will be exercisable:
(i) subject to PARAGRAPH 7(C), if the Participant's continuous employment or performance of services for the Company shall terminate for any reason, except solely by reason of a period of Related Employment as defined in PARAGRAPH 14, prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee and set forth in the terms of the Award. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions (and to the fact that the shares are partly paid, if applicable), shall be deposited by the Award holders with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the repurchase option described above, the Participant or his successor shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the Participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company during the Restricted Period, such option and the restrictions imposed pursuant to the first sentence of this PARAGRAPH 7(B) shall terminate and be of no further force and effect.

        (c) TERMINATION OF EMPLOYMENT. If a Participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in PARAGRAPH 12 or by reason of early, normal or late retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period for such Award, the Committee may determine to cancel the repurchase option (and any or all other restrictions) on any or all of the Common Shares subject to such Award. The repurchase option shall become immediately exercisable at such time with respect to any remaining shares for which the Committee does not determine to cancel such restrictions.

     8. PERFORMANCE GRANTS. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

        (a) COMMITTEE DETERMINATION OF AWARD. The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the Participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or as amended thereafter; (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company Securities or property, or other securities or property, or any combination thereof; or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

        (b) AWARD PERIOD AND PERFORMANCE OBJECTIVES. The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance (which may include, but need not be limited to, the performance of the Participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing) as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

        (c) PROVISIONAL RIGHTS. The rights of a Participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the Participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in PARAGRAPH 14.
        (d) ACTUAL VALUE. The Committee shall determine whether the conditions of PARAGRAPHS 8(B) or PARAGRAPH 8(C) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

            (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the Participant to be paid to him or his successor as provided below; or

            (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the Participant or his successor, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the Participant or his successor as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his successor as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee. Notwithstanding anything in this PARAGRAPH 8 to the contrary, the Committee may determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     9. DEFERRAL OF COMPENSATION. The Committee shall determine whether an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

        (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates);

        (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

        (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any Combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payments, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee.

     11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall reduce the amount of any benefit which a Participant is then entitled to obtain or collect at such time, unless the Committee determines that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost-benefit conditions which are determined by the Committee to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, Affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may require or permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, and may require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     12. DISABILITY. For the purposes of this Plan, a Participant shall be deemed to have terminated his employment or performance of services for the Company by reason of disability, if the Committee shall determine that the physical or mental condition of the Participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under the Company's Long Term Disability Benefit Plan, or, if the Participant is not eligible for benefits under such plan, under any similar disability plan of the Company in which he is a participant. If the Participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee determines that his physical or mental condition would entitle him to benefits under the Company's Long Term Disability Benefit Plan if he were eligible therefore.

     13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a Participant has terminated employment by or the performance of services for the Company; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence may not be deemed such a termination, in the Committee's discretion.

     14. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer other than the Company, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or was engaged in Related Employment as herein defined, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this PARAGRAPH 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company.

     15. DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, a change in control (as defined in PARAGRAPH 17(o)), any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

     16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A Participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee. The Committee reserves the right to review and approve beneficiary designations. A Participant may change his beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan accepted by the Committee shall be controlling over any other disposition, testamentary or otherwise. If no designated beneficiary is living on the date on which any amount becomes payable to such Participant's beneficiary, such payment will be made to the estate of the Participant, the legal representatives of the Participant's estate, or any heir or other person or entity legally entitled to act for or on behalf of such Participant after such Participant's death (the "Participant's successor"). Any reference in the Plan to the "successor" of a Participant shall include any one or more of the above, as appropriate. The Committee shall resolve any question as to the legal right of any person or entity to receive a distribution under the Plan as a Participant's successor, and upon payment of the amount in question to the successor determined by the Committee, the Company, the Board and the Committee, and the members thereof will have no further liability to anyone with respect to such amount.

     17. MISCELLANEOUS PROVISIONS.

        (a) NO EMPLOYMENT RIGHTS CREATED PURSUANT TO THE PLAN. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

        (b) WRITTEN REQUIREMENT. No Participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient or his successor have been met. The rights of each Participant shall be limited to those that are specifically granted in the written evidence of the Award. Any right not specifically granted therein is reserved entirely to the discretion of the Board.

        (c) NO ALIENATION. Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law and otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Incentive Stock Option or similar right (including any Stock Appreciation Right granted in conjunction with any such Option) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him (or by a duly appointed guardian or personal representative). Any such transferee of a Participant's rights approved by the Committee shall be treated as the "Participant" for all purposes of the Plan, unless the Committee directs otherwise.

        (d) LEGAL COMPLIANCE. No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable laws and regulations.
        (e) ISO RULES AND SEC RULE 16B-3 COMPLIANCE. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and (with respect to those Plan provisions affecting Incentive Stock Options) with Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or with Code Section 422 (as applicable), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or with Code Section 422 (as applicable). The Board shall have the power, without further approval of the Company's shareholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and Awards granted under the Plan, to continue to comply with Rule 16b-3 and with Section 422 of the Code, as applicable.

        (f) WITHHOLDING. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant or his successor pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may permit an eligible Participant or his successor to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall determine (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes); provided, however, that any election by a Participant to utilize any equity security of the Company to satisfy such tax liability must fully comply with all applicable requirements of Rule 16b-3 and of Code Section 422.



        (g) PLAN EXPENSES. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an Affiliate, and the Company does not own (directly or indirectly) 100% of the equity of such Affiliate:

            (i) if such Award results in payment of cash to the Participant, such Affiliate shall pay to the Company an amount equal to such cash payment; and

            (ii) if the Award results in the issuance by the Company to the Participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof.

        (h) UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

        (i) PARTICIPANT CONSENT. By accepting any Award or other benefit under the Plan, each Participant or his successor shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

        (j) FAIR MARKET VALUE. Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

        (k) DETERMINATIONS OF COMMITTEE. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all parties concerned and are made in the sole and absolute discretion of the Committee unless a contrary standard for action is expressly stated in the Plan.

        (1) GENDER AND NUMBER. The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.




        (m) INFORMATION FILINGS. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by the Code, by the Exchange Act or by any other applicable statute, rule or regulation (or any successor provisions thereto).

        (n) GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the laws of the State of Tennessee.

        (o) CHANGE IN CONTROL. A change in control is any event which results in a "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) acquiring directly or indirectly, whether by sale, transfer, assignment, pledge, hypothecation, gift, or other disposition, in one or more transactions, a majority controlling interest in the voting capital stock of the Company (or the entering into of any agreement with the Company to do any of the foregoing); PROVIDED, HOWEVER, that a change in control shall not include any transaction in which one or more members of the Frierson family (which shall include all current members of the family of J. Burton Frierson, including descendants and spouses, and trusts for the benefit of same, who presently own capital stock) shall have a majority controlling interest in the Company.

     18. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended, suspended, or terminated in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or with any other applicable law.

     19. PLAN TERMINATION. This plan shall terminate upon the earlier of the following dates or events to occur:

        (a) upon the adoption of a resolution of the Board terminating the Plan; or

        (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with PARAGRAPH 20 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

     20. SHAREHOLDER ADOPTION. The Plan was initially approved and adopted by the shareholders of the Company at a meeting held on May 3, 1990. Subsequently, at a meeting held on November 14, 1996, the Board of Directors of the Company approved the amendment of the Plan in various respects, subject to the approval and adoption of such amendments and of the restated Plan, as amended, by the shareholders of the Company at a meeting to be held on May 1, 1997, or at any adjournment thereof. Such amendments to the Plan shall not be effective and no Award made in reliance on any of the terms of such amendments shall be permitted to become effective, unless and until such amendments (and the Plan, as amended and restated accordingly) have been so approved and adopted. The shareholders shall be deemed to have approved and adopted such amendments to the Plan only if they are approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Tennessee.